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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                               September 18, 2003

                          KENTUCKY ELECTRIC STEEL, INC.
             (Exact Name of Registrant as Specified in its Charter)





           DELAWARE                  0-22416                61-1244541

(State or Other Jurisdiction     (Commission File          (IRS Employer
      of Incorporation)              Number)           Identification Number)

                                  P.O. Box 3500
                          Ashland, Kentucky 41105-3500
                     (Address of Principal Executive Office)


       Registrant's telephone number, including area code: (606) 929-1222


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ITEM 5.  OTHER EVENTS

     Kentucky Electric Steel, Inc. (the "Company") is filing this Current Report on form 8-K for the purpose of filing with the Securities and Exchange Commission the Company's monthly operating report to the U.S. Bankruptcy Court for the Eastern District of Kentucky for the period from August 3, 2003 through August 30, 2003, which was filed with the Bankruptcy Court on September 18, 2003.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) The following exhibit is filed as part of this report on Form 8-K.

Exhibit
Number         Description
-------        -----------
99.1           Monthly Operating Report to the U.S. Bankruptcy Court for the
               Eastern District of Kentucky for period from August 3, 2003 through August 30, 2003


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 KENTUCKY ELECTRIC STEEL, INC.


Date: September 19, 2003         By:   /s/ William J. Jessie
                                     -------------------------------------
                                     Name:  William J. Jessie
                                     Title: President and Chief Operating
                                            Officer